Exhibit 32.1

Horace Mann Educators Corporation

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Horace Mann Educators Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Louis G. Lower II, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Louis G. Lower II
Louis G. Lower II
Chief Executive Officer

Date: November 8, 2004

A signed original of this written statement required by Section 906 has been provided to Horace

Mann Educators Corporation and will be retained by Horace Mann Educators Corporation and furnished to the Securities and Exchange Commission or its staff upon request.